Summary of Significant Accounting Policies (Details) - Schedule of reconciliation of cash, cash equivalents, and restricted cash - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020	Dec. 31, 2019
Schedule of reconciliation of cash, cash equivalents, and restricted cash [Abstract]
Cash and cash equivalents	$ 384,143		$ 4,907
Restricted cash	657	$ 150	150	$ 150
Total cash, cash equivalents, and restricted cash	$ 384,800		$ 5,057